FEDERATED U.S. GOVERNMENT SECURITIES FUND:
2-5 Years
Institutional Shares
Institutional Service Shares

Supplement  to  Prospectuses  and  Statement  of  Additional   Information,   as
appropriate, dated March 31, 1999

I. At the June 21, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

         (1)      Elected five Trustees.

         (2) Ratified the selection of the Trust's independent auditors.

         (3) Made changes to the Trust's fundamental investment policies and limitations:

     (a)  Amended  the  Trust's  fundamental   investment  limitation  regarding
borrowing money and issuing senior securities to read as follows:

     "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

                  (b) Amended the Trust's fundamental investment limitation regarding lending by the Trust to read as follows:

                      "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

                  (c) Amended and made non-fundamental the Trust's fundamental investment limitation regarding buying securities on margin to read as follows:

                      "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for clearance of purchases and sales of securities."

                  (d) Amended and made non-fundamental the Trust's fundamental investment limitation regarding pledging assets to read as follows:

                      "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

                  (e) Amended and made non-fundamental the Trust's fundamental investment policy regarding investing in U.S. government securities to read as follows:

                      "The Trust will invest primarily in U.S. government securities. The term "U.S. government securities" as used herein refers to (1) obligations of the United States and
                      (2) evidences of indebtedness issued or fully guaranteed as to principal and interest by Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, The Tennessee Valley Authority, The Export-Import Bank of the United States, The Commodity Credit Corporation, The Federal Financing Bank, The Student Loan Marketing Association, The Federal Home Loan Mortgage Association or the National Credit Union Administration."

                  (f) Amended and made non-fundamental the Trust's fundamental investment policy regarding investing in repurchase agreements to read as follows:

                      "The Trust may enter into repurchase agreements."

                  (g) Made non-fundamental the Trust's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions.

         (4) Eliminated certain of the Trust's fundamental investment policies and limitations:

                  (a) Removed the Trust's fundamental investment limitation regarding selling securities short.

                  (b) Removed the Trust's fundamental investment policy regarding portfolio trading.

         (5) Approved an amendment and restatement to the Trust's declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

II. The following actions were taken by the Board of Trustees with regard to non-fundamental investment policies and limitations:

         (1) Approved revisions to the Trust's non-fundamental investment policy regarding dollar- weighted maturity to read as follows:

                  "As a matter of operating policy, which may be changed without shareholder approval, the average dollar-weighted duration of the portfolio will not be less than two years nor more than five years."

         (2) Approved the elimination of the Trust's non-fundamental investment policy pertaining to when-issued and delayed delivery transactions that provides that the Trust will not engage in such transactions to an extent that would cause the segregation of more than 20% of the value of its total assets.

         (3) Approved revisions to the Trust's non-fundamental investment limitations concerning purchasing illiquid securities to read as follows:

                  "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."

         (4) Approved the elimination of the following undertaking of the Trust:

                  "The Trust does not expect to borrow money or pledge securities in excess of 5% of the value of its total assets during the coming fiscal year."

                                                                   June 21, 1999

Cusip 8022502A-IS
Cusip 8022502A-SS
G02642-03 (6/99)